Exhibit 10.5

GUARANTY AGREEMENT

FOR VALUE RECEIVED and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to TWIN DISC, INCORPORATED, a Wisconsin corporation (hereinafter designated as “Debtor”), by BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch (hereinafter called the “Bank”), from time to time, the undersigned hereby guarantees the full and prompt payment to the Bank or any affiliate of the Bank at maturity and at all times thereafter of any and all indebtedness, obligations and liabilities of every kind and nature of the Debtor to the Bank or such affiliate, howsoever evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, joint or several, or joint and several and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise (hereinafter all such indebtedness, obligations and liabilities being collectively referred to as the “Indebtedness”); and the undersigned further agrees to pay all expenses, legal and/or otherwise (including court costs and attorneys’ fees), paid or incurred by the Bank or any affiliate of the Bank in endeavoring to collect the Indebtedness, or any part thereof, and in enforcing this guaranty in any litigation, bankruptcy or insolvency proceeding or otherwise.

Notwithstanding the foregoing, the term “Indebtedness” shall not include, and the undersigned does not hereby guaranty the payment of, Excluded Swap Obligations. For purposes of this guaranty:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Excluded Swap Obligation” means any Swap Obligation of the Borrower if, and to the extent that, all or a portion of the guarantee of the undersigned of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the undersigned’s failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act at the time this guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes illegal.

“Swap Obligation” means any obligation of the Borrower to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act.

This guaranty is a continuing, absolute and unconditional guaranty, and shall remain in full force and effect until written notice of its discontinuance shall be actually received by the Bank, and also until any and all of the Indebtedness created, existing or committed to before receipt of such notice shall be fully paid. The liability of the undersigned hereunder shall in no way be affected or impaired by (and the Bank is hereby expressly authorized to make from time to time, without notice to anyone) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Indebtedness, either express or implied, or of any contract or contracts evidencing any thereof, or of any security or collateral therefor. The liability of the undersigned hereunder shall also in no way be affected or impaired by any acceptance by the Bank of any security for or other guarantors upon any of the Indebtedness, or by any failure, neglect or omission on the part of the Bank to realize upon or protect any of the Indebtedness, or any collateral or security or other guaranty therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Debtor possessed by the Bank toward the liquidation of the Indebtedness, or by any application of payments or credits thereon. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment to the Debtor or to any other guaranty, or to any other person or corporation, their properties or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever and the Bank shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Debtor or the undersigned or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Indebtedness, and of any security and collateral therefor, and of the acceptance of this guaranty, and of any and all extensions of credit and indulgence, are expressly waived.

The undersigned hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Debtor that arise from the existence, payment, performance or enforcement of the undersigned’s obligations under this guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Bank against the Debtor whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Debtor directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

In the case of the dissolution, liquidation, or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Debtor or the undersigned, all of the Indebtedness then existing shall, at the option of the Bank, immediately become due and accrued and payable from the undersigned. All dividends or other payments received from the Debtor, or on account of the Debtor from whatsoever source, shall be taken and applied as payment in gross, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank.

The Bank may, without any notice whatsoever to anyone, sell, assign, or transfer all of the Indebtedness, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Indebtedness, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have an unimpaired right to enforce this guaranty for the benefit of the Bank or any such participant, as to such of the Indebtedness that it has not sold, assigned or transferred.

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If any payment applied by the Bank to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Debtor or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such of the Indebtedness as fully as if such application had never been made.

This guaranty shall be governed by and construed according to the laws of the State of Wisconsin, in which State it shall be performed by the undersigned. All payments to be made by the undersigned hereunder shall be made in the same currency and funds in which the Indebtedness of the Debtor is payable at the principal office of Bank of Montreal at 111 W. Monroe Street, Chicago, IL 60603-4095 (or at such other place for the account of the Bank as it may from time to time specify to the undersigned) in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If the undersigned is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by the undersigned hereunder, the undersigned shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, the Bank shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

The payment by the undersigned of any amount or amounts due the Bank hereunder shall be made in the same currency (the “relevant currency”) and funds in which the underlying Indebtedness of the Debtor are payable. To the fullest extent permitted by law, the obligation of the undersigned in respect of any amount due in the relevant currency under this guaranty shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Bank may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which the Bank receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the undersigned shall pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligations of the undersigned not discharged by such payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

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The undersigned waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Debtor or any other person liable in respect of any of the Indebtedness, or any setoff available against the Bank to the Debtor or any such other person, whether or not on account of a related transaction. The undersigned agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Debtor or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

The undersigned hereby irrevocably submits to the non-exclusive jurisdiction of any State of Wisconsin court or the United States District Court for the Eastern District of Wisconsin for the adjudication of any matter arising out of or relating to this guaranty. Nothing contained herein shall affect the right of the Bank to bring any proceeding hereunder in any jurisdiction where the undersigned may be amenable to suit. The undersigned hereby waives any objection to any action or proceeding in any Wisconsin court or the United States District Court for the Eastern District of Wisconsin on the grounds of venue or any claim that any State of Wisconsin court or the United States District Court for the Eastern District of Wisconsin is an inconvenient forum.

Notwithstanding anything in this Guaranty to the contrary, the right of recovery against the undersigned under this Guaranty shall not exceed $1.00 less than the lowest amount which would render the undersigned’s obligations under this Guaranty void or voidable under applicable law, including fraudulent conveyance law.

Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, amended, released or otherwise changed except by a writing signed by the Bank.

All notices or other communications given hereunder by the Bank to the undersigned shall be addressed to the undersigned at 1328 Racine Street, Racine, Wisconsin 53403, Attention: Chief Financial Officer of Twin Disc, Incorporated or to such other address as the undersigned shall designate by notice in writing to the Bank. Any such notice or other communication shall be effective only upon receipt thereof by the undersigned.

This guaranty and every part thereof shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors, legal representatives and assigns. The undersigned waives notice of the Bank’s acceptance hereof.

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Signed and delivered by the undersigned, this 22nd day of April, 2016.

MILL-LOG EQUIPMENT CO., INC.

By:
Name: Dennis Hoff
Title: President

[Signature Page to Guaranty (Mill-Log Equipment Co., Inc.)]